EXECUTION COPY

                         SIXTH AMENDMENT AND WAIVER TO
                         -----------------------------
                           REVOLVING CREDIT AGREEMENT
                           --------------------------


         This SIXTH AMENDMENT AND WAIVER TO REVOLVING CREDIT AGREEMENT dated as of March 29, 2006 (the "Sixth Amendment"), is entered into by and among INTERSTATE BAKERIES CORPORATION, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower party to the Credit Agreement (as defined below) (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the "Administrative Agent") for the Lenders, and JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "Collateral Agent") for the Lenders.

                                   WITNESSETH:

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Revolving Credit Agreement dated as of September 23, 2004, as amended by that certain First Amendment to Revolving Credit Agreement dated as of November 1, 2004, by that certain Second Amendment to Revolving Credit Agreement dated as of January 20, 2005, by that certain Third Amendment and Waiver to Revolving Credit Agreement dated as of May 26, 2005 (the "Third Amendment"), by that certain Fourth Amendment and Waiver to Revolving Credit Agreement dated as of November 30, 2005 (the "Fourth Amendment") and by that certain Fifth Amendment to Revolving Credit Agreement dated as of December 27, 2005, pursuant to which the Lenders have made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $200,000,000 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested that the Lenders waive compliance with certain of the provisions of the Credit Agreement and amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

         WHEREAS, the Required Lenders have agreed to waive compliance with certain of the provisions of the Credit Agreement and amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used and not otherwise defined in this Sixth Amendment are used as defined in the Credit Agreement.

         Section 2. Amendments to Credit Agreement. Subject to the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

         2.1 The definition of "Budget" is hereby amended by deleting the text "Section 5.1(f)" and substituting therefor "Section 5.1(g)".

         2.2 Section 2.3(b) of the Credit Agreement is hereby amended by adding a new sentence at the end thereof which shall read as follows:

         Notwithstanding the limitations set forth in the preceding sentence and subject to the conditions set forth in Section 2.3(a), the Borrowers may request that a Fronting Bank issue or extend the expiration date of a Letter of Credit to a date not more than three hundred sixty-five
         (365) days after the Maturity Date, provided that concurrent with the issuance of such Letter of Credit or extension thereof (or within two
         (2) Business Days of the Borrowers having received notice from the Fronting Bank of the automatic extension of the expiration date of a previously issued Letter of Credit to a date not more than three hundred sixty-five (365) days after the Maturity Date), the Borrowers shall deposit cash in the Letter of Credit Account in an amount which, without regard to any amounts then held in the Letter of Credit Account, is equal to the greater of (i) an amount, as determined by the Fronting Bank and the Administrative Agent, equal to the face amount of the subject Letter of Credit plus the sum of all projected contractual obligations to the Administrative Agent, the Fronting Bank and the Lenders of the Borrowers thereunder through the expiration date of such Letter of Credit, and (ii) one hundred five percent (105%) of the then undrawn stated amount of such Letter of Credit plus all amounts theretofore disbursed under such Letter of Credit and not then reimbursed as collateral security for the Borrowers' reimbursement obligations in connection therewith, such cash to be promptly remitted to the Borrowers upon the expiration, cancellation or other termination or satisfaction of such reimbursement obligations.

         2.3 The Credit Agreement is hereby further amended to: (i) extend the date for delivery of the audited annual financial statements for the fiscal years ending May 28, 2005 and June 3, 2006 under Section 5.1(a) of the Credit Agreement and the related opinion of accountants and Financial Officer certificate under Sections 5.1(a) and (c) of the Credit Agreement until the date such audited financial statements are available; (ii) extend the date for delivery of copies of the Parent Borrower's Form 10-Qs for the first, second and third quarters of fiscal year 2006 until the date such Form 10-Qs are available; and (iii) extend the date for delivery of the update of the Budget under Section 5.1(i) of the Credit Agreement after the end of the third quarter of fiscal year 2006, which would otherwise be due on April 18, 2006, to June 30, 2006. Such update of the Budget shall include income statements, balance sheets and cash flow statements detailing, on a monthly and quarterly basis, the Borrowers' anticipated cash receipts and disbursements for the fiscal year ending on June 2, 2007 and on a quarterly basis for the subsequent fiscal year, and setting forth the anticipated uses of bank financing during such periods, all in form and substance satisfactory to the Administrative Agent and Loughlin Meghji & Company, or such other financial advisor as may be acceptable to the Administrative Agent.

         Section 3. Waivers Under the Credit Agreement. Subject to the conditions set forth in Section 4 hereof, the Lenders hereby agree as follows:

         3.1 In addition to the waivers provided by Lenders in Section 3.2 of the Third Amendment and in Section 3.1 of the Fourth Amendment, the Lenders hereby waive any default arising out of the Borrowers' bring down or restatement of the representations and warranties in Section 3 of the Credit Agreement pursuant to Section 4.2 of the Credit Agreement after the date hereof to the extent but solely to the extent, that such default pertains to the Parent Borrower's failure to timely file its Form 10-K for the fiscal year ending June 3, 2006 with the United States Securities and Exchange Commission (the "SEC").

         3.2 The Lenders hereby (i) acknowledge that the consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of Interstate Bakeries Corporation for any fiscal period ending on or prior to the Maturity Date (collectively, the "Financial Statements") and the related Financial Officer's Certificates (the "Certificates"), will state that the Financial Statements, in addition to such qualifications as may otherwise be permitted by the Credit Agreement, are qualified by and subject to (x) certain adjustments related to pension and other previously disclosed events and circumstances that will be quantified (1) by the finalization of the audit of the fiscal year ended May 29, 2004 ("FY 2004") and contained in the Form 10-K for FY 2004 that will be delivered to the SEC when available and (2) in the results for each intervening fiscal quarterly or annual period ending on or prior to the Maturity Date and contained in the respective Form 10-K or 10-Q, as the case may be, for such fiscal period and that will be delivered to the SEC when available, (y) the omission of certain earnings per share information and the required footnotes to the financial statements, and (z) the omission of certain expense allocations typically reflected in Borrowers' financial statements; (ii) to the extent necessary to accommodate the qualifications in (i) above, waive the requirement of Section 5.1(b) of the Credit Agreement that the Certificates and the accompanying Financial Statements with respect to any such quarterly period only be qualified by and subject to normal year-end audit adjustments, and (iii) consent to the inclusion in the related Certificates of the additional qualifications set forth in (i) above.

         3.3 The foregoing waivers are effective only in the specific instances referenced herein. The Borrowers hereby acknowledge their obligations under Sections 5.1(a) and 5.1(b) of the Agreement and acknowledge that the foregoing waivers shall not in any way waive compliance with the provisions of Sections 5.1(a) or 5.1(b) of the Agreement in any other respect.

         Section 4. Effectiveness. The effectiveness of this Sixth Amendment is conditioned upon: (i) the Administrative Agent's receipt of executed counterparts of this Sixth Amendment which, when taken together, bear the signatures of the Borrowers and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received written confirmation from such party of execution of a counterpart hereof by such party); and (ii) the Borrowers' payment of (A) an amendment fee to the Administrative Agent for the respective accounts of the Lenders voting in favor of this Sixth Amendment in the amount of five (5) basis points of such Lenders' Commitments, and (B) any unpaid balance of the fees and expenses due and payable by the Borrowers pursuant to the Loan Documents. The amendments and waivers contemplated by this Sixth Amendment shall be effective on the first Business Day on which the foregoing conditions are fully satisfied.

         Section 5. Representations and Warranties. Each Borrower represents and warrants to the Lenders that:

         5.1 After giving effect to the amendments and waivers contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, the representations and warranties of the Borrowers contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         5.2 After giving effect to the amendments and waivers contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement, and (ii) no Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this Sixth Amendment.

         Section 6. Choice of Law. THIS SIXTH AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

         Section 7. Full Force and Effect. Except as specifically amended or waived hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Sixth Amendment need be made in any instrument or document at any time referring to the Credit Agreement, and a reference to the Credit Agreement in any such instrument or document shall be deemed a reference to the Credit Agreement as amended hereby.

         Section 8. Counterparts; Electronic Signatures. This Sixth Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. The Administrative Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

         Section 9. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Sixth Amendment.


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

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the day and the year first written.

                                      BORROWERS:

                                      INTERSTATE BAKERIES CORPORATION


                                      By: /s/ Ronald B. Hutchison
                                          ---------------------------
                                      Name:  Ronald B. Hutchinson
                                      Title: EVP & CFO


                                      ARMOUR AND MAIN REDEVELOPMENT CORPORATION


                                      By: /s/ Ronald B. Hutchison
                                          ---------------------------
                                      Name:  Ronald B. Hutchinson
                                      Title: EVP & CFO


                                      BAKER'S INN QUALITY BAKED GOODS, LLC


                                      By: /s/ Ronald B. Hutchison
                                          ---------------------------
                                      Name:  Ronald B. Hutchinson
                                      Title: EVP & CFO


                                      IBC SALES CORPORATION


                                      By: /s/ Ronald B. Hutchison
                                          ---------------------------
                                      Name:  Ronald B. Hutchinson
                                      Title: EVP & CFO


                                      IBC SERVICES, LLC


                                      By: /s/ Ronald B. Hutchison
                                          ---------------------------
                                      Name:  Ronald B. Hutchinson
                                      Title: EVP & CFO


                                      IBC TRUCKING, LLC


                                      By: /s/ Ronald B. Hutchison
                                          ---------------------------
                                      Name:  Ronald B. Hutchinson
                                      Title: EVP & CFO


                                      INTERSTATE BRANDS CORPORATION


                                      By: /s/ Ronald B. Hutchison
                                          ---------------------------
                                      Name:  Ronald B. Hutchinson
                                      Title: EVP & CFO


                                      NEW ENGLAND BAKERY DISTRIBUTORS, L.L.C.


                                      By: /s/ Ronald B. Hutchison
                                          ---------------------------
                                      Name:  Ronald B. Hutchinson
                                      Title: EVP & CFO


                                      LENDERS:

                                      JPMORGAN CHASE BANK, N.A.
                                      Individually and as Administrative Agent and Collateral Agent


                                      By: /s/ Susan E. Atkins
                                          ---------------------------
                                      Name:  Susan E. Atkins
                                      Title: Managing Director


                                      BANK OF AMERICA, N.A.


                                      By: /s/ Jay T. Wampler
                                          ---------------------------
                                      Name:  Jay T. Wampler
                                      Title: Senior Vice President


                                      CANADIAN IMPERIAL BANK OF COMMERCE


                                      By: /s/ John O'Dowd
                                          ---------------------------
                                      Name:  John O'Dowd
                                      Title: Authorized Signatory


                                      By: /s/ Shira Aschkenasy
                                          ---------------------------
                                      Name:  Shira Aschkenasy
                                      Title: Authorized Signatory


                                      THE FOOTHILL GROUP, INC.


                                      By: /s/ Dennis R. Ascher
                                          ---------------------------
                                      Name:  Dennis R. Ascher
                                      Title: Senior Vice President


                                      HARRIS, N.A., successor by merger to
                                      Harris Trust and Savings Bank


                                      By: /s/ Stephanie J. Slavkin
                                          ---------------------------
                                      Name:  Stephanie J. Slavkin
                                      Title: Vice President


                                      ING PRIME RATE TRUST
                                      By: ING Investment Management Co.
                                          as its Investment Manager


                                      By: /s/ James L. Essert
                                          ---------------------------
                                      Name:  James L. Essert
                                      Title: Vice President


                                      ING SENIOR INCOME FUND
                                      By:  ING Investment Management Co.
                                           As its Investment Manager


                                      By: /s/ James L. Essert
                                          ---------------------------
                                      Name:  James L. Essert
                                      Title: Vice President


                                      ML CLO XX PILGRIM AMERICA
                                      (CAYMAN) LTD.
                                      By: ING Investments, LLC
                                          As its Investment Manager


                                      By: /s/ James L. Essert
                                          ---------------------------
                                      Name:  James L. Essert
                                      Title: Vice President


                                      NATIONWIDE LIFE INSURANCE COMPANY


                                      By: /s/ Joseph P. Young
                                          ----------------------
                                      Name:  Joseph P. Young
                                      Title: Authorized Signatory


                                      P B CAPITAL CORPORATION


                                      By: /s/ Ronni J. Leopold
                                          ---------------------------
                                      Name:  Ronni J. Leopold
                                      Title: Vice President


                                      By: /s/ Kevin Higgins
                                          ---------------------------
                                      Name:  Kevin Higgins
                                      Title: AVP


                                      COOPERATIVE CENTRALE RAIFFEISEN
                                      BOERENLEEN BANK B.A., "RABOBANK
                                      INTERNATIONAL," New York Branch


                                      By: /s/ Brett Delfino
                                          ---------------------------
                                      Name:  Brett Delfino
                                      Title: Executive Director


                                      By: /s/ Karen E. Boyer
                                          ---------------------------
                                      Name:  Karen E. Boyer
                                      Title: Executive Director